Exhibit 99.7


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 2

                                              ARM       $702,956,903

                                                  Detailed Report

Summary of Loans in Statistical Calculation Pool                                   Range
(As of Calculation Date)                                                           -----


Total Number of Loans                                          4,112
Total Outstanding Balance                               $702,956,903
Average Loan Balance                                        $170,953         $42,368 to $527,123
WA Mortgage Rate                                              7.101%          4.650% to 12.125%
Net WAC                                                       6.592%          4.141% to 11.616%
ARM Characteristics
      WA Gross Margin                                         6.719%          1.000% to 8.000%
      WA Months to First Roll                                     34               3 to 36
      WA First Periodic Cap                                   1.805%          2.250% to 6.000%
      WA Subsequent Periodic Cap                              1.412%          0.125% to 2.000%
      WA Lifetime Cap                                        13.946%         10.300% to 19.125%
      WA Lifetime Floor                                       7.098%          1.125% to 63.650%
WA Original Term (months)                                        360             360 to 360
WA Remaining Term (months)                                       359             352 to 360
WA LTV                                                        80.14%          12.87% to 100.00%
  Percentage of Pool with CLTV > 100%                          0.00%
WA FICO                                                          605

Secured by (% of pool)              1st Liens                100.00%
                                    2nd Liens                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)              71.06%




----------------------------------------------------------------------------------------------------------------------------------
  Top 5 states:       Top 5 Prop:         Doc Types:       Purpose Codes:      Occ Codes:          Grades:        Orig PP Term:
  -------------       -----------         ----------       --------------      ----------          -------        -------------
CA         22.60% SFR          72.90% FULL         62.30% RCO        53.23% OO         98.41% A          82.50% 0          28.94%
FL          8.22% PUD          17.01% STATED       37.70% PUR        42.78% INV         1.12% A-          5.46% 9           1.07%
TX          5.32% CND           6.18%                     RNC         3.99% 2H          0.47% B           7.65% 12          5.20%
NY          4.94% 2 FAM         3.19%                                                         C           3.20% 24         11.33%
NV          4.58% CNDP          0.27%                                                         C-          0.65% 30          0.06%
                                                                                              D           0.54% 36         53.40%

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-1


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                            Program
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $1,052,999             5       0.15     $210,600      5.744    357.82      623         82.4
2/28 LIB6M                      $56,845,522           306       8.09     $185,770      6.802    358.60      615         80.2
2/28 LIB6M - IO                 $14,637,183            76       2.08     $192,595      6.736    358.64      619         81.5
3/27 LIB6M                     $509,242,049         3,032      72.44     $167,956      7.191    359.39      602         79.7
3/27 LIB6M - IO                $121,179,151           693      17.24     $174,862      6.923    359.35      612         82.0
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00     $170,953      7.101    359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         Original Term
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $702,956,903         4,112     100.00      $170,953      7.101    359.30     605         80.1
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00      $170,953      7.101    359.30     605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                 ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM      FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $192,350             4       0.03       $48,087      8.873    359.30      598         58.9
$50,000.01 - $75,000.00       $10,965,368           164       1.56       $66,862      7.968    359.13      602         80.4
$75,000.01 - $100,000.00      $46,025,638           515       6.55       $89,370      7.439    359.36      608         81.2
$100,000.01 - $150,000.00    $152,081,187         1,221      21.63      $124,555      7.332    359.37      606         81.1
$150,000.01 - $200,000.00    $165,981,227           956      23.61      $173,621      7.119    359.27      603         80.3
$200,000.01 - $250,000.00    $132,568,015           594      18.86      $223,178      6.957    359.25      605         79.2
$250,000.01 - $300,000.00    $111,434,976           405      15.85      $275,148      6.840    359.28      607         79.3
$300,000.01 - $350,000.00     $65,856,964           204       9.37      $322,828      6.924    359.22      606         80.3
$350,000.01 - $400,000.00     $16,919,056            47       2.41      $359,980      6.906    359.64      605         79.7
$400,000.01 - $450,000.00        $405,000             1       0.06      $405,000      7.000    359.00      621         75.4
$500,000.01 - $550,000.00        $527,123             1       0.07      $527,123      6.950    358.00      667         80.0
-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                 ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO        LTV
-------------------------------------------------------------------------------------------------------------------------------
Albama                         $6,076,539            49      0.86       $124,011      7.589    359.29       595        88.3
Alaska                           $505,950             3      0.07       $168,650      7.467    359.57       601        81.0
Arizona                       $27,059,805           187      3.85       $144,705      6.963    359.15       620        83.4
Arkansas                         $432,382             5      0.06        $86,476      7.715    359.58       620        95.8
California                   $158,849,058           679     22.60       $233,946      6.659    359.21       604        76.2
Colorado                      $17,826,778           108      2.54       $165,063      6.857    359.34       614        82.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-2


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                 ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO        LTV
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                  $9,183,888             48        1.31       $191,331      7.449    359.22      596        78.7
Delaware                     $2,936,489             17        0.42       $172,735      7.352    359.30      611        85.0
District of Columbia         $1,649,897             10        0.23       $164,990      7.925    359.24      571        68.5
Florida                     $57,762,002            353        8.22       $163,632      7.233    359.28      612        82.2
Georgia                     $26,786,748            194        3.81       $138,076      7.479    359.42      609        83.4
Hawaii                       $5,083,592             19        0.72       $267,557      6.559    359.73      625        76.1
Idaho                        $4,090,343             30        0.58       $136,345      7.092    359.68      609        81.6
Illinois                    $28,348,877            179        4.03       $158,374      7.497    359.38      601        81.3
Indiana                      $5,889,117             50        0.84       $117,782      7.496    359.38      608        84.6
Iowa                           $711,435              7        0.10       $101,634      7.743    359.66      636        82.0
Kansas                       $1,201,428              9        0.17       $133,492      7.680    359.36      622        85.2
Kentucky                     $2,216,178             16        0.32       $138,511      7.053    359.56      596        83.3
Louisiana                    $5,169,859             36        0.74       $143,607      7.379    359.55      600        83.9
Maine                          $818,133              5        0.12       $163,627      7.972    359.64      587        81.9
Maryland                    $24,773,263            128        3.52       $193,541      7.272    359.28      598        80.6
Massachusetts               $13,957,337             68        1.99       $205,255      7.140    359.57      585        76.2
Michigan                    $19,345,756            145        2.75       $133,419      7.539    359.32      604        83.0
Minnesota                   $11,964,281             71        1.70       $168,511      7.293    359.26      598        81.6
Mississippi                  $2,450,284             18        0.35       $136,127      7.335    359.23      608        84.5
Missouri                     $6,000,967             48        0.85       $125,020      7.332    359.31      613        82.5
Montana                      $2,207,364             16        0.31       $137,960      7.271    359.25      602        82.1
Nebraska                       $723,761              5        0.10       $144,752      6.599    359.11      640        80.1
Nevada                      $34,709,919            178        4.94       $195,000      6.867    359.09      618        79.1
New Hampshire                $3,633,502             18        0.52       $201,861      6.964    359.52      616        80.6
New Jersey                  $22,693,222            115        3.23       $197,332      7.471    359.30      595        78.7
New Mexico                   $2,473,066             19        0.35       $130,161      7.432    359.49      622        78.7
New York                    $32,222,708            131        4.58       $245,975      7.030    359.50      595        74.5
North Carolina              $13,301,540            101        1.89       $131,698      7.376    359.30      597        83.1
North Dakota                   $127,500              1        0.02       $127,500      9.250    360.00      506        85.0
Ohio                        $11,144,943             90        1.59       $123,833      7.537    359.41      597        85.0
Oklahoma                     $1,969,368             20        0.28        $98,468      7.730    359.35      591        83.3
Oregon                      $11,879,129             74        1.69       $160,529      6.859    359.36      614        80.5
Pennsylvania                $13,215,811             88        1.88       $150,180      7.690    359.32      585        83.5
Rhode Island                 $2,064,015             10        0.29       $206,402      6.662    359.71      602        78.0
South Carolina               $4,265,977             32        0.61       $133,312      7.296    359.35      585        81.9
South Dakota                   $151,746              2        0.02        $75,873      7.954    359.52      622        90.4
Tennessee                    $9,127,570             74        1.30       $123,346      7.323    359.19      603        85.9
Texas                       $37,428,553            314        5.32       $119,199      7.260    359.46      613        82.1
Utah                         $7,375,300             51        1.05       $144,614      6.895    359.23      638        82.7
Vermont                        $506,150              3        0.07       $168,717      8.186    360.00      551        81.8
Virginia                    $24,180,472            129        3.44       $187,446      7.253    359.16      592        81.0
Washington                  $20,896,111            121        2.97       $172,695      6.919    359.29      609        82.3
West Virginia                $1,235,075             10        0.18       $123,507      7.225    358.81      605        82.8
Wisconsin                    $3,195,906             19        0.45       $168,206      7.069    359.15      627        82.5
Wyoming                      $1,137,810              9        0.16       $126,423      7.380    358.89      607        81.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-3


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30        605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC      TERM        FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $10,410,055            61       1.48      $170,657      6.607    359.42       567          43.7
50.01 - 55.00                  $7,499,140            40       1.07      $187,478      6.612    359.52       577          52.9
55.01 - 60.00                 $10,931,824            62       1.56      $176,320      6.916    359.39       571          58.1
60.01 - 65.00                 $25,047,835           130       3.56      $192,676      6.800    359.30       568          62.9
65.01 - 70.00                 $31,112,538           161       4.43      $193,246      6.963    359.12       574          68.3
70.01 - 75.00                 $48,787,007           256       6.94      $190,574      7.128    359.22       578          73.9
75.01 - 80.00                $348,781,460         2,139      49.62      $163,058      6.935    359.28       625          79.7
80.01 - 85.00                 $68,998,827           383       9.82      $180,154      7.424    359.24       579          84.2
85.01 - 90.00                $103,269,847           574      14.69      $179,913      7.354    359.35       595          89.5
90.01 - 95.00                 $23,904,712           138       3.40      $173,223      7.680    359.48       605          94.5
95.01 - 100.00                $24,213,658           168       3.44      $144,129      7.803    359.55       610          99.8

-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30       605          80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC      TERM       FICO          LTV
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                    $802,173             4       0.11      $200,543      4.898    359.11      643           76.1
5.001 - 5.500                  $7,428,175            33       1.06      $225,096      5.397    358.63      635           76.9
5.501 - 6.000                 $50,461,328           255       7.18      $197,888      5.875    359.28      614           75.6
6.001 - 6.500                $123,284,072           632      17.54      $195,070      6.343    359.32      619           77.7
6.501 - 7.000                $188,169,218         1,064      26.77      $176,851      6.821    359.29      612           79.0
7.001 - 7.500                $147,428,237           881      20.97      $167,342      7.316    359.31      604           81.1
7.501 - 8.000                $130,160,731           822      18.52      $158,346      7.798    359.29      593           82.6
8.001 - 8.500                 $23,709,711           164       3.37      $144,571      8.332    359.27      579           86.1
8.501 - 9.000                 $15,506,223           120       2.21      $129,219      8.813    359.45      569           84.3
9.001 - 9.500                  $6,286,446            51       0.89      $123,264      9.339    359.49      565           88.3
9.501 - 10.000                 $5,611,019            46       0.80      $121,979      9.824    359.49      556           87.3
10.001 - 10.500                $2,096,926            19       0.30      $110,365     10.343    359.24      543           84.2
10.501 - 11.000                  $953,610            12       0.14       $79,467     10.859    359.05      568           83.5
11.001 - 11.500                  $605,484             5       0.09      $121,097     11.246    358.94      550           83.5
11.501 - 12.000                  $334,669             3       0.05      $111,556     11.882    359.68      547           84.8
12.001 - 12.500                  $118,882             1       0.02      $118,882     12.125    359.00      516           85.0
-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30      605           80.1
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-4


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                         Property Type
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                 ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM      FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
SFR                          $512,470,551         3,058      72.90      $167,584      7.114    359.32      602         80.1
PUD                          $119,581,167           675      17.01      $177,157      7.065    359.24      611         81.4
CND                           $43,474,785           262       6.18      $165,934      7.074    359.26      617         80.0
2 FAM                         $22,455,305            95       3.19      $236,372      7.052    359.17      611         75.9
CNDP                           $1,888,726            10       0.27      $188,873      7.179    359.64      639         79.7
3 FAM                          $1,569,184             7       0.22      $224,169      7.314    358.79      608         77.0
4 FAM                          $1,517,185             5       0.22      $303,437      6.879    358.61      653         75.7
-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                            Purpose
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC      TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
RCO                          $374,166,407         2,047      53.23      $182,788      7.143    359.32      587         78.1
PUR                          $300,723,684         1,884      42.78      $159,620      7.070    359.27      629         82.5
RNC                           $28,066,813           181       3.99      $155,065      6.883    359.29      598         81.8
-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                           Occupancy
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                 ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM      FICO        LTV
-------------------------------------------------------------------------------------------------------------------------------
OO                           $691,780,774         4,038      98.41      $171,318      7.095    359.30      605         80.2
INV                            $7,859,641            52       1.12      $151,147      7.417    358.99      627         77.0
2H                             $3,316,488            22       0.47      $150,749      7.754    358.73      592         74.8
-------------------------------------------------------------------------------------------------------------------------------
                             $702,956,903         4,112     100.00      $170,953      7.101    359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
301 - 360                      $702,956,903        4,112     100.00     $170,953      7.101     359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903        4,112     100.00     $170,953      7.101     359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
FULL                           $437,954,448        2,745      62.30     $159,546      7.094     359.37      593         81.0
STATED INCOME                  $265,002,455        1,367      37.70     $193,857      7.113     359.17      626         78.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-5


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                       Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report



-------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101     359.30      605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                          $142,400             1       0.02    $142,400      6.250     360.00      803         80.0
781 - 800                          $224,428             2       0.03    $112,214      6.361     358.30      789         80.0
761 - 780                        $2,949,961            14       0.42    $210,711      6.659     359.00      769         80.0
741 - 760                        $2,896,060            19       0.41    $152,424      6.513     358.70      750         77.2
721 - 740                        $6,962,673            38       0.99    $183,228      6.615     358.92      731         79.4
701 - 720                        $9,577,478            59       1.36    $162,330      6.659     359.21      710         79.9
681 - 700                       $22,903,770           133       3.26    $172,209      6.768     359.21      690         79.8
661 - 680                       $34,932,299           202       4.97    $172,932      6.791     359.11      670         78.8
641 - 660                       $55,751,096           332       7.93    $167,925      6.892     359.26      650         78.2
621 - 640                      $129,114,888           707      18.37    $182,624      6.903     359.24      630         82.8
605 - 620                      $117,630,818           721      16.73    $163,150      7.045     359.27      610         83.0
581 - 600                      $107,425,549           675      15.28    $159,149      7.226     359.40      591         82.3
561 - 580                       $81,437,821           478      11.59    $170,372      7.259     359.34      571         79.1
541 - 560                       $60,816,849           332       8.65    $183,183      7.286     359.42      550         77.1
521 - 540                       $46,585,980           264       6.63    $176,462      7.565     359.38      530         75.1
501 - 520                       $22,841,583           132       3.25    $173,042      7.728     359.38      512         70.6
<= 500                             $763,249             3       0.11    $254,416      6.978     359.55      500         65.4
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             Grade
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
A                              $579,922,166         3,430     82.50     $169,074      7.079    359.28       611         81.3
A-                              $38,389,029           210      5.46     $182,805      7.210    359.37       580         78.6
B                               $53,763,993           301      7.65     $178,618      7.279    359.39       571         74.7
C                               $22,513,172           128      3.20     $175,884      7.119    359.44       577         71.2
C-                               $4,587,915            24      0.65     $191,163      6.950    359.03       594         66.3
D                                $3,780,628            19      0.54     $198,980      6.917    359.72       567         68.6
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-6




[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0                              $203,448,219         1,212      28.94    $167,862      7.399    359.42       601         79.6
9                                $7,494,798            43       1.07    $174,298      7.223    359.86       598         81.2
12                              $36,528,942           181       5.20    $201,817      7.113    359.41       596         78.4
24                              $79,661,866           440      11.33    $181,050      6.872    358.88       609         81.0
30                                 $433,056             2       0.06    $216,528      6.649    358.64       664         80.0
36                             $375,390,023         2,234      53.40    $168,035      6.985    359.30       608         80.4
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Months to Roll
-------------------------------------------------------------------------------------------------------------------------------
                  WA               CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION      MTR               BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0 - 6              4             $1,052,999             5       0.15    $210,600      5.744    357.82       623         82.4
19 - 24           23            $71,482,705           382      10.17    $187,127      6.788    358.61       616         80.5
25 - 31           30             $1,164,764             7       0.17    $166,395      7.551    353.63       606         82.5
32 - 37           35           $629,256,435         3,718      89.52    $169,246      7.138    359.39       604         80.1
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $883,269             4       0.13    $220,817     6.7163    57.84        686         78.4
3.001 - 4.000                      $788,778             4       0.11    $197,194     6.5773    58.03        601         80.8
4.001 - 5.000                   $19,508,004           100       2.78    $195,080     6.4363    59.30        587         71.7
5.001 - 6.000                  $132,837,570           735      18.90    $180,731     6.6963    59.16        603         76.8
6.001 - 7.000                  $293,126,645         1,658      41.70    $176,795     6.8963    59.30        610         79.5
7.001 - 8.000                  $255,812,637         1,611      36.39    $158,791     7.6013    59.38        602         83.3
-------------------------------------------------------------------------------------------------------------------------------
6.719                          $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                    $233,000             1       0.03    $233,000      7.300    360.00       615         83.2
10.501 - 11.000                    $575,647             3       0.08    $191,882      6.429    356.42       612         80.9
11.001 - 11.500                  $1,280,060             6       0.18    $213,343      5.730    357.82       679         74.2
11.501 - 12.000                  $6,120,427            33       0.87    $185,467      5.783    358.42       648         74.7
12.001 - 12.500                 $20,844,225           107       2.97    $194,806      6.030    358.89       622         76.8
12.501 - 13.000                 $72,748,676           387      10.35    $187,981      6.228    359.12       611         76.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-7




[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Maximum Rates
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500               $135,306,514            705     19.25     $191,924      6.535    359.24       617         78.6
13.501 - 14.000               $185,674,956          1,055     26.41     $175,995      6.960    359.34       608         79.5
14.001 - 14.500               $123,604,440            748     17.58     $165,247      7.343    359.41       604         81.2
14.501 - 15.000               $106,325,016            683     15.13     $155,674      7.810    359.39       594         82.6
15.001 - 15.500                $20,667,761            142      2.94     $145,548      8.349    359.43       577         86.1
15.501 - 16.000                $13,569,146            105      1.93     $129,230      8.827    359.53       567         83.9
16.001 - 16.500                 $6,286,446             51      0.89     $123,264      9.339    359.49       565         88.3
16.501 - 17.000                 $5,611,019             46      0.80     $121,979      9.824    359.49       556         87.3
17.001 - 17.500                 $2,096,926             19      0.30     $110,365     10.343    359.24       543         84.2
17.501 - 18.000                   $953,610             12      0.14      $79,467     10.859    359.05       568         83.5
18.001 - 18.500                   $605,484              5      0.09     $121,097     11.246    358.94       550         83.5
18.501 - 19.000                   $334,669              3      0.05     $111,556     11.882    359.68       547         84.8
19.001 - 19.500                   $118,882              1      0.02     $118,882     12.125    359.00       516         85.0
-------------------------------------------------------------------------------------------------------------------------------
13.946                         $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000                            $5,089,604            30       0.72    $169,653      7.109    358.46       609         82.4
1.475                              $179,960             1       0.03    $179,960      6.650    360.00       619         80.0
1.500                          $551,769,240         3,228      78.49    $170,932      7.112    359.49       604         80.2
2.000                            $3,174,518            21       0.45    $151,168      7.655    358.68       612         80.6
3.000                          $142,253,701           830      20.24    $171,390      7.047    358.60       608         80.0
6.000                              $489,881             2       0.07    $244,940      7.351    358.70       619         87.0
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0.125                             $106,120             1        0.02    $106,120      6.490    358.00       634         80.0
1.000                         $124,172,614           721       17.66    $172,223      7.101    358.65       610         80.3
1.500                         $578,057,476         3,387       82.23    $170,669      7.102    359.44       604         80.1
2.000                             $620,693             3        0.09    $206,898      6.886    359.31       634         74.2
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-8




[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 2

                                                    ARM       $702,956,903

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                      $191,250            1        0.03    $191,250      7.125    358.00       577         85.0
2.001 - 3.000                      $768,948            3        0.11    $256,316      6.637    357.82       707         80.0
3.001 - 4.000                      $254,845            1        0.04    $254,845      5.375    356.00       730         80.0
4.001 - 5.000                    $1,319,280            6        0.19    $219,880      5.313    358.82       666         77.1
5.001 - 6.000                   $59,515,917          300        8.47    $198,386      5.851    359.17       615         75.8
6.001 - 7.000                  $310,878,327        1,694       44.22    $183,517      6.641    359.30       614         78.5
7.001 - 8.000                  $276,051,958        1,697       39.27    $162,671      7.544    359.31       599         81.8
8.001 - 9.000                   $37,789,382          272        5.38    $138,932      8.530    359.42       574         85.4
9.001 - 10.000                  $11,897,466           97        1.69    $122,654      9.568    359.49       561         87.8
> 10.000                         $4,289,531           41        0.61    $104,623     10.600    359.21       552         83.8
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
06/05                              $765,999             4       0.11    $191,500      5.694    357.00       648         81.7
09/05                              $287,000             1       0.04    $287,000      5.875    360.00       554         84.4
10/06                              $465,877             3       0.07    $155,292      7.853    355.00       621         88.4
11/06                            $2,378,423            10       0.34    $237,842      7.005    356.00       642         84.7
12/06                            $8,915,770            45       1.27    $198,128      6.767    357.02       613         81.2
01/07                           $17,475,646           105       2.49    $166,435      6.799    358.00       619         81.3
02/07                           $26,037,907           135       3.70    $192,873      6.777    359.00       612         79.7
03/07                           $16,209,082            84       2.31    $192,965      6.743    360.00       616         79.5
07/07                              $153,713             1       0.02    $153,713      6.750    352.00       616         88.5
08/07                              $407,882             2       0.06    $203,941      7.441    353.00       660         75.2
09/07                              $485,439             3       0.07    $161,813      7.840    354.34       573         86.2
10/07                              $117,731             1       0.02    $117,731      7.790    355.00       541         85.0
11/07                            $2,360,327            12       0.34    $196,694      7.029    356.00       631         79.6
12/07                            $9,803,505            54       1.39    $181,546      7.258    357.05       607         80.8
01/08                           $91,698,533           534      13.04    $171,720      7.085    358.01       609         78.9
02/08                          $166,012,455         1,009      23.62    $164,532      7.149    359.01       609         79.6
03/08                          $358,942,071         2,106      51.06    $170,438      7.144    360.00       600         80.6
04/08                              $439,545             3       0.06    $146,515      7.026    360.00       692         78.0
-------------------------------------------------------------------------------------------------------------------------------
                               $702,956,903         4,112     100.00    $170,953      7.101    359.30       605         80.1
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-9